COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
The Company has commitments related to capital expenditures of approximately $54 million as of December 31, 2020.
Under certain agreements, the Company may be required to make payments contingent upon the achievement of specific developmental, regulatory, or commercial milestones. As of December 31, 2020, the Company believes it is reasonably possible that it may potentially make milestone and license fee payments, including sales-based milestone payments, of approximately $360 million over time, in the aggregate, to third parties for products currently under development or being marketed, primarily consisting of the following:
•Under the terms of a June 2013 distribution and supply agreement with Mylan Pharmaceuticals Inc. (as assignee of Spear Pharmaceuticals, Inc and Spear Dermatology Products Inc.), the Company may be required to make sales-based milestone payments. The Company believes it is reasonably possible that these payments over time may approximate $70 million, in the aggregate.
•Under the terms of an April 2019 agreement with Mitsubishi Tanabe Pharma Corporation, the Company has acquired an exclusive license to develop and commercialize MT-1303 (amiselimod), a late-stage oral compound that targets the sphingosine 1-phosphate (S1P) receptor that plays a role in autoimmune diseases, such as Inflammatory Bowel Disease and ulcerative colitis. The Company may be required to make development and sales-based milestone payments over time of up to $60 million, in the aggregate, as well as royalties on future sales.
•Under the terms of a December 2019 agreement with Novaliq GmbH, the Company has acquired an exclusive license for the commercialization and development in the U.S. and Canada of NOV03 (perfluorohexyloctane), an investigational drug to treat Dry Eye Disease associated with Meibomian gland dysfunction and may be required to make sales-based milestone payments. The Company believes it is reasonably possible that these payments over time may approximate $45 million, in the aggregate, as well as royalties on future sales.
•Under the terms of a November 2019 agreement with Cedars-Sinai Medical Center, to evaluate a new formulation of rifaximin for the treatment of irritable bowel syndrome, the Company may be required to make development and sales-based milestone payments. The Company believes it is reasonably possible that these payments over time may approximate $36 million, in the aggregate.
•Under the terms of an October 2020 agreement with Eyenovia, Inc., the Company has acquired an exclusive license in the United States and Canada for the development and commercialization of an investigational microdose formulation of atropine ophthalmic solution, which is being investigated for the reduction of pediatric myopia progression, also known as nearsightedness, in children ages 3-12. Under the terms of the agreement, the Company may be required to make development and sales-based milestone payments. The Company believes it is reasonably possible that these payments over time may approximate $35 million, in the aggregate.
•Under the terms of a May 2020 agreement with STADA Arzneimittel AG and its development partner, Xbrane Biopharma AB, to commercialize in the United States and Canada a biosimilar candidate to Lucentis (ranibizumab), the Company may be required to make development and sales-based milestone payments.
In addition, under the terms of a September 2020 agreement with Allegro, the Company may be required to make a payment of $40 million should Allegro raise additional funding. This amount is excluded from the milestone and license fee payments disclosed above. See Note 3, "ACQUISITIONS, LICENSING AGREEMENTS AND ASSETS HELD FOR SALE" for additional details regarding this agreement.
On February 27, 2018, the Company announced that it entered into an exclusive license agreement with Kaken Pharmaceutical Co., Ltd. ("Kaken") to develop and commercialize a new chemical entity, IDP-131 (KP-470), for the topical treatment of psoriasis. An early proof of concept study has been completed and the results did not meet expectations. As a result, the Company and Kaken have terminated the license agreement.
Due to the nature of these arrangements, the future potential payments related to the attainment of the specified milestones over a period of several years are inherently uncertain. As of December 31, 2020, no accruals related to the aforementioned agreements exist because the milestone targets are not yet probable of being achieved.
Indemnification Provisions
In the normal course of business, the Company enters into agreements that include indemnification provisions for product liability and other matters. These provisions are generally subject to maximum amounts, specified claim periods and other conditions and limits. In addition, the Company is obligated to indemnify its officers and directors in respect of any legal claims or actions initiated against them in their capacity as officers and directors of the Company in accordance with applicable law. Pursuant to such indemnities, the Company is indemnifying certain former officers and directors in respect of certain litigation and regulatory matters. As of December 31, 2020 and 2019, no material amounts were accrued for the Company’s obligations under these indemnification provisions.